Exhibit 10.9

合同编号：XF-LDHT-201219
NO: XF-LDHT-201219

劳动合同

Labor Contract

甲方（用人单位）：江苏雪枫环保科技有限公司

Party A (employer): Jiangsu Xuefeng Environmental Protection Science&Technology Co.,LTD

法定代表人：袁力

Legal representative: Li Yuan

地址：宿迁市发展大道至宿迁闸段（配件综合楼）C214室。

Address: C214, Fitting Integration Building, Fazhan Road to Suqian Gate Section.

乙方（劳动者）：樊宽富

Party B (employee): Kuanfu Fan

身份证号码：320324197409086836

ID NO: 320324197409086836

根据《中华人民共和国劳动法》、《中华人民共和国劳动合同法》及国家有关法律法规，甲乙双方经平等协商，自愿签订本合同，以兹共同遵守。

The Parties, intending to be bound hereby, agree to enter into this Labor Contract on the basis of equality, free will and mutual consultation pursuant to the Labor Law of the People’s Republic of China (“PRC”), the Employment Contract Law of the PRC and other laws, regulations and rules.

一、 合同期限

Ⅰ: Term of the contract

本合同为期  3 年，自__2012_年_10_月_5_日起至_2015_年_10_月_5_日止。试用期 3 个月。

The contract term is 3 years and will be effect from Oct, 5th 2012 to Oct, 4th 2015 with a probation period of 3 months.

二、工作内容和工作地点

Ⅱ: Job description and location

1、乙方同意根据甲方工作需要，从事__财务总监__岗位工作。

1. Party B agrees to act as CFO in accordance with the job requirement of Party A.

2、甲方根据经营情况和乙方工作业绩能力表现，可以变更或调整乙方的职位和工作内容。

2. Party A has the right to change or adjust Party B’s position and work contents in accordance with the business conditions and Party B’s performance ability.

3、乙方的工作地点为甲方主营业地，根据甲方的工作需要，经甲乙双方协商同意，可以变更工作地点。

3. Party B’s work location is Party A’s principal operating office， and in accordance with Party A’s job requirement, Party B could change the work location based on mutual agreement.

三、工作时间和休息休假

Ⅲ: Working hours and holidays

甲方安排乙方每日工作时间严格按照国家规定的标准工作时间进行，乙方需按甲方规定时间出勤及休息。乙方在合同期内享受国家规定的各项休息、休假的权利，甲方应保证乙方每周至少休息一天。

Party A ‘s work time shall be in strict accordance with the national standard working hours and Party B shall work and take rest as Party A requests. Party B shall be entitled to all the short term or long term holidays in accordance with applicable laws of the country and Party A shall guarantee at least 1 day of rest per week.

四、劳动报酬

Ⅳ: Salary

 1、乙方工资为人民币__4500__元整。如甲方的工资制度发生变化或乙方工作岗位变动，按新的工资标准确定。

1. Party B’s salary is 4500RMB per month. If the salary system or Party B’s position changes, the salary will be changed based on the new standard.

2、甲方根据实际经营状况、规章制度、对乙方考核情况、工作年限、奖罚记录、岗位变化等，调整乙方的工资标准，但不得低于国家规定的最低工资标准。

2. Party A will adjust Party B’s salary standard in accordance with the actual operating condition, rules and regulations, the assessment of Party B, work seniority, award record and job changes but cannot be lower than the national minimum salary.

3、甲方根据工作需要安排乙方加班，应依法安排乙方同等时间补休或支付加班加点工资。

3. If Party A needs Party B to work overtime due to job need, Party A shall arrange Party B to take deferred holidays by law at the same amount of time or pay the overtime wage.

4、乙方依法享受各种休假期间，甲方应按国家有关规定或规章制度规定的标准，支付乙方工资。

4. Party B is entitled to all the holidays by law and Party A shall pay Party B wage in accordance with the relevant stipulations of the state.

五、社会保险与福利待遇

Ⅴ: Social insurance and welfare

1、甲方应按国家和市社会保险的有关规定交纳职工社会保险费用。

1、Party A shall pay social security expenditures for the employees in accordance with the stipulations of PRC and the city

2、乙方工伤待遇、患病或非因工负伤的医疗待遇按照国家和地方有关政策规定执行。

2. Party B’s medical treatment of injury, illnesses or injuries unrelated to work shall be paid in accordance with the relevant national and local laws and regulations.

3、乙方在孕期、产期、哺乳期内等各项待遇，按照国家和地方有关生育保险政策规定执行。

3. Party B’s treatment of pregnancy, maternity and lactation shall be paid in accordance with the relevant national and local laws and regulations.

六、保密条款

Ⅵ: Confidentiality

1、经甲乙双方确认，乙方承担对甲方技术信息、经营信息等商业秘密的保密义务。

1、Under both parties’ confirmation, Party B shall maintain the confidentiality of Party A’s technical information, operation information and other business secrets.

2、乙方在任职期间不得任职、兼任其他企业的职务，不得自营或为他人经营与甲方有竞争性、或与甲方相关联的业务。

2. Party B cannot take office nor do part-time job for other companies in the duration of the tenure as well as self-operate or operate for others the type of business that is in competition with or related to Party A’s business.

3、经双方协商，乙方离职后对其在甲方任职期间接触、知悉的属于甲方技术信息以及其他商业秘密，承担如同在职期间一样的保密义务。

3. By mutual agreement, Party B shall maintain the same confidentiality of Party A’s technical information or other business secrets that Party B came into contact with or learned in the tenure after leaving the company.

4、乙方违反合同约定的保守商业秘密事项，甲方可以立即终止本合同，不给与乙方任何经济补偿并需乙方赔偿甲方违约金（半年工资）；给甲方造成经济损失的，乙方应按实际损失的金额承担赔偿责任。

4、If Party B breach the business secrecy and confidentiality clause of this contract, Party A could terminate the contract immediately without paying Party B any economic compensations and Party B shall pay Party A a liquidated damages equal to the wages of half a year; If Party B causes loss of Party A, Party B shall compensate Party A according to the actual loss.

七、劳动条件与劳动保护

Ⅶ: Labor protection and labor conditions

1、甲方根据国家的有关法律、法规，为乙方提供符合国家安全卫生标准的工作场所和完成工作任务所必须的劳动工具。

1、According to national laws and regulations, Party A shall provides Party B with workplace that meets the national safety and health standards and tools that are needed to finish the job.

2、甲方根据工作的需求，对乙方进行必要的业务、技能、技术培训和职业道德、劳动安全卫生等有关规章制度的培训教育。

2. In accordance with the requirements of the job, Party A shall give Party B education and training programs relating to the business, skills, technical training and work ethic, labor safety and health.

八、劳动纪律

Ⅷ: Labor discipline

1、甲方依法规定的各项规章制度应向乙方公示。

1、Party A shall reveal to Party B all the rules and regulations formulated according to the laws.

2、乙方应遵守甲方依法制定的规章制度；乙方违反劳动纪律，甲方可依据本单位规章制度的规定，给予相应的行政处分、经济处罚等处理，直至解除劳动合同。

2. Party B shall abide by the rules of Party A formulated according to the laws; in case Party B violates any of the labor disciplines, Party A could give Party B disciplinary sanction, economic punishment or even terminate the labor contract according to the rules and regulations of the company.

九、合同的变更、解除、终止、续订

Ⅸ: Modification, Rescission, Termination and Extension of the Labor Contract

1、订立本合同所依据的法律、行政法规及规章发生变化时，本合同相关内容亦相应变更。

1. In case a modification occurs in the laws and administrative regulations according to which the Labor Contract was drawn, the corresponding part of this contract shall be modified accordingly.

2、订立本合同所依据的客观情况发生重大变化，致使本合同无法履行的，经甲乙双方协商同意，可以变更本合同相关内容。

2. In case a major change occurs in the circumstances under which this Labor Contract can no longer be performed, the relevant part of this contract shall be modified upon the agreement by both parties through amicable consultation.

3、经甲乙双方协商一致，本合同可以解除。

3. This contract may be terminated upon mutual understanding between Party A and Party B.

4、乙方有下列情形之一，甲方可以解除本合同：

4. If Party B is under any of the following circumstances, Party A shall have the right to terminate the contract:

（1）在试用期间被证明不符合录用条件的；

a. Has been proved not up to the requirements for recruitment during the probation period;

（2）严重违反甲方劳动纪律或甲方规章制度的；

b. Has seriously violated labor discipline or the rules and regulations of Party A;

（3）严重失职，营私舞弊，给甲方造成重大损害的；

c. Has caused serious losses to Party A through gross negligence of duty or malpractice for personal gains;

（4）同时与其他用人单位建立劳动关系，对完成甲方的工作任务造成严重影响，或者经甲方提出，拒不改正的；

d. Simultaneously enters an employment relationship with other employers and thus seriously affects his completion of the tasks of Party A, or refuses to make the ratification after Party A points out the problem;

（5）以欺诈、胁迫的手段或者乘人之危，使甲方在违背真实意思的情况下订立或者变更劳动合同的；

e. Employs the means of deception or coercion or takes advantage of Party A’s difficulties to force Party A to conclude a labor contract or to make an amendment to a labor contract, which is against his will;

（6）被依法追究刑事责任的。

f. Has been convicted for criminal liability in accordance with the Chinese laws.

5、下列情形之一，甲方可以解除本合同，但应提前三十日以书面形式通知乙方：

5. In any of the following circumstances, Party A may terminate this contract upon prior written notice of 30 days to Party B:

（1）乙方患病或者非因工负伤，在规定的医疗期满后不能从事原工作，也不能从事由甲方另行安排的工作的；

a. If Party B is unable to take up his original work or any work assigned by Party A after completion of the period of his or her medical treatment for illness or injury unrelated to his or her work;

（2）乙方不能胜任工作，经过培训或者调整工作岗位，仍不能胜任工作的；

b. If Party B is unqualified for his work and remains unqualified even after receiving a training or readjusting the work position;

（3）劳动合同订立时所依据的客观情况发生重大变化，致使劳动合同无法履行，经甲方与乙方协商，未能就变更劳动合同内容达成协议的。

c. In case a major change occurs in the circumstances under which this Labor Contract can no longer be performed while both parties cannot reach an agreement on modifying the contract by mutual negotiation.

6、甲方濒临破产进行法定整顿期间或者生产经营发生严重困难，经提前三十日向工会或者全体职工说明情况，听取工会或者职工的意见，并将裁减人员方案向劳动保障行政部门报告后，可以解除本合同。

6. If Party A is close to bankruptcy and enters into legal rectification period or is in a severe difficulty, Party A shall make an explanation to the union or all the employees 30 days in advance. After it has solicited the opinions from the labor union or of employees, it may lay off the number of employees upon reporting the employee reduction plan to the labor administrative department.

7、乙方有下列情形之一，甲方不得依据本合同第三十五条、第三十六条终止、解除本合同：

7. If Party B is under any of the following circumstances, Party A shall not terminate this contract according to article 35, 36:

（1）从事接触职业病危害作业未进行离岗前职业健康检查或者疑似职业病人在诊断或者医学观察期间的；

a. Engaging in operations exposing him to occupational disease hazards and has not undergone an occupational health check-up before he leaves his position, or is suspected of having an occupational disease and has been diagnosed or under medical observation;

　　（2）患职业病或因工负伤达到国家规定不得终止、解除劳动合同等级的；

b. Suffering illnesses or injuries related to his work that meets the national standard and has to terminate the contract;

（3）患病或非因公负伤，在规定的医疗期内的；

c. Receiving medical treatment for diseases or injuries unrelated to work within the prescribed period of time.

（4）女职工在孕期、产期、哺乳期内的；

d. Being a female staff member during her pregnancy, maternity and lactation;

（5）在甲方连续工作满十五年，且距法定退休年龄不足五年的；

e. Has been working for Party A continuously for not less than 15 years and is less than 5 years away from his legal retirement age;

（6）符合法律法规规定的其他情形的。

f. Other circumstances in accordance with laws or regulations.

8、乙方可以单方面解除劳动合同，但应当提前三十日以书面形式通知甲方。 在试用期内应提前三日通知甲方。

8. If Party B wishes to terminate this contract, a prior written notice of 30 days (or if in probation period, 3 days) is required to be given to Party A.

9、甲方有下列情形之一，乙方可以随时通知甲方解除本合同：

9. If Party A is under any of the following circumstances, Party B may notify Party A at any time to terminate this contract:

（1）未按照劳动合同约定提供劳动保护或者劳动条件的；

a. It fails to provide labor protection or work conditions as stipulated in the labor contract;

（2）未及时足额支付劳动报酬的；

b. It fails to pay the full amount of remunerations timely;

（3）未依法为劳动者缴纳社会保险的；

c. It fails to pay social security for the employees;

（4）甲方规章制度违反法律、法规的规定，并且损害劳动者权益的；

d. The rules and procedures of Party A are contrary to any law and regulation and impair the rights and interests of the laborer;

（5）以欺诈、胁迫的手段或者乘人之危，使乙方在违背真实意思的情况下订立或者变更劳动合同的；

e. Has forced Party B to sign or modify the Labor Contract against his will by the means of violence or threat;

（6）法律、行政法规规定劳动者可以解除劳动合同的其他情形。

f. Other circumstances stipulated by the laws and regulations to terminate the contract by the employer.

10、劳动合同期满的甲乙双方劳动合同终止，但是合同期满可以续签。续签劳动合同的，甲方应当提前三十日将续签劳动合同的意向以书面形式通知乙方到期办理续签劳动合同手续。

10. At expiry, Party A and Party B shall terminate the contract, and through amicable consultation between the two parties, the contract could be renewed. To renew the contract, a written letter of intent shall be given to Party B from Party A 30 days prior to the expiry to notify Party B to go through the procedures.

十、经济补偿与赔偿

Ⅹ: Economic compensation

1、甲方违反本合同约定的条件解除劳动合同或由于甲方原因订立的无效劳动合同，给乙方造成损失的，应按损失的程度依法承担赔偿责任。

1、In case Party A terminates the labor contract in violation of the terms and conditions set forth in this contract or if the contract is null and void due to Party A’s fault, Party A shall pay compensation for the related damages suffered by Party B in accordance with the law.

2、乙方提出提前解除合同申请，经甲方批准后，应在规定期限内办理离职手续。甲方依照法律、法规有关规定应当向劳动者支付的经济补偿金，在乙方办理好工作交接时支付。

2. In case Party B proposes the premature termination of the contract, under Party A’s approval, Party B shall transact demission procedure within the time limit, and Party A shall pay Party B economic compensation in accordance with the relevant provisions of laws and regulations when Party B complete the transfer of work.

3、乙方违反本合同约定的条件解除劳动合同，应按其给甲方造成的损失程度依法承担赔偿责任。

3. In case Party B terminate the labor contract in violation of the terms and conditions set forth in this contract, Party B shall pay compensation for the related damages suffered by Party A in accordance with the law.

十一、劳动争议处理

Ⅺ: Settlement of labor dispute

第五十二条 因履行本合同发生的劳动争议，当事人可以向本单位劳动争议调解委员会申请调解；不愿调解或调解不成，当事人一方要求仲裁的，应当自劳动争议发生之日起六十日内向劳动争议仲裁委员会申请仲裁。当事人一方也可以直接向劳动争议仲裁委员会申请仲裁。对裁决不服的，可以向人民法院提起诉讼。

52． If labor dispute occurs in the performance of this contract, both parties may submit the dispute to labor dispute mediation committee of the company; if failed, the party requests the arbitration may submit the dispute to the labor dispute arbitration committee within 60 days since the occurrence of the dispute. Or either party may submit the dispute to the labor dispute arbitration committee directly. In case any party is not satisfied with the arbitrament, the party may bring a lawsuit to people’s court.

十二、其他

Ⅻ: Miscellaneous

本合同自双方签字盖章之日起发生法律效力，一式两份，甲乙双方各执一份，具有相同的法律效力。

This contract will be legally effective by the signature of both parties. The contract is made in duplicate and each party holds one counterpart with the same legal effect.

Party A (seal):	Party B ：
Jiangsu Xuefeng Environmental Protection Science&Technology Co,.LTD	Kuanfu Fan
授权代理人（签字）：袁力

Authorized agent (signature): Li Yuan
日期：2012年10月5日	日期：2012年10月5日
Date: Oct, 5th 2012	Date: Oct, 5th 2012